EXHIBIT 99.1

CREXENDO ANNOUNCES CHANGES TO SENIOR MANAGEMENT TEAM

PHOENIX, May 16, 2012 (GLOBE NEWSWIRE) -- Crexendo, Inc. (AMEX: EXE), a provider of Cloud based infrastructure services to businesses, including telecom and website hosting services, e-commerce software and website development, today announced changes to its senior management team. The Company has appointed Doug Gaylor as its President and Chief Operating Officer (COO). Mr. Gaylor has been VP of sales for Crexendo since October 2009. Prior to joining Crexendo, Mr. Gaylor held positions of increasing responsibility, culminating with the position of Sr. Vice President at Inter-Tel/Mitel, where he was originally hired in 1987. Mr. Gaylor was responsible for overseeing the sales efforts in the Western United States where he was ultimately responsible for the activities of approximately 200 representatives. Under his leadership, yearly sales for his region reached over $175,000,000 annually. Mr. Gaylor holds a BA in Communications from the University of Houston.

Jon Erickson has resigned from the position of Chief Financial Officer (CFO) effective immediately. Mr. Erickson will remain with the company in a transition period through the end of June 2012. He will continue as a consultant through the end of October 2012 to assist with the transition. The Company recently determined to move its accounting functions to its Phoenix headquarters and Mr. Erickson decided that he did not wish to move to Phoenix.

The Company has appointed Ron Vincent as its CFO. Mr. Vincent was recently hired as VP of Finance for Crexendo.  Prior to that, Mr. Vincent was an audit senior manager for Ernst & Young, LLP in Phoenix since 2005. Mr. Vincent supervised teams and managed client relationships for clients of all sizes; his experience included auditing and substantial review of business plans and services for various telecommunication and internet marketing service providers. Prior to his employment with Ernst & Young, Mr. Vincent was an audit senior with Mukai, Greenlee & Company and John C. Todd II, P.C. Mr. Vincent holds an MBA from the University of Phoenix and a B.S. in accounting/finance from Indiana University Bloomington, IN.

The Company also appointed Satish Bhagavatula as its Chief Technology Officer (CTO) and Chief Information Officer (CIO).  Mr. Bhagavatula has been Chief Architect of the Crexendo Telecom division since 2010. Prior to that, Mr. Bhagavatula was co-founder and CTO of Tripware (Remotian Systems, Inc). Prior to that, he held positions of increasing responsibility at Inter-Tel/ Mitel culminating with the position of Chief Architect and Distinguished Engineer where Mr. Bhagavatula was involved with technology, architecture, product & project management and software development.  Mr. Bhagavatula holds a B.Tech in Electrical Engineering from JNTU Kakinada, India and M.S in Computer Engineering from the University of Massachusetts, Lowell.

Steven G. Mihaylo, Chief Executive Officer, stated, “I am very excited about these additions to our senior management team. I have worked closely with Doug since I assumed the role of COO and I have been very favorably impressed with his business acumen, sales management skills and understanding of and ability to meet the needs of our customers. I have worked on and off with Doug for over twenty-five years and I have always appreciated his thoughtfulness, his drive and his abilities. Doug has both the respect and support of our management team, our sales team and the entire organization. “

Mr. Mihaylo added, “While I am disappointed to have Jon leave, I understand his decision, and I want to thank him for his work with Crexendo. I appreciate that he is willing to assist us with the transition and I join our entire organization in wishing him the best. I am, however, very excited to have Ron join our team. Ron has a wealth of business and auditing experience and fully understands our space. He is driven, bright and looks forward to positively impacting our business.”

Mihaylo further added, “I am very excited that Satish will be assuming the position of CTO/CIO. Satish has done a tremendous job building our telecom infrastructure and features. I have known Satish for over twelve years, and he is bright, energetic and laser focused on finding solutions. I know he will do a tremendous job continuing to build our world class engineering team and improving our products and services and Crexendo’s infrastructure. These additions to our management team rounds out what I believe we need to take us to the next level. This newly infused energy and experience will work tirelessly to improve Crexendo and provide our customers with world class telecom and web services. Our team shares my single minded goal to make this the best company in its field and to increase shareholder value.”

Doug Gaylor, COO added “I want to thank Steve for this opportunity.  Steve has been both a mentor and a friend to me for a long time. I know what he expects for this company and its shareholders and I will work with Steve and our management team to provide results that we will all be proud of. I am excited to work with this very talented management team and provide the products, services and sales that will create a strong recurring revenue model and provide substantial value to our shareholders.”

About Crexendo

Crexendo provides Cloud based infrastructure services to businesses, which includes telecom and website hosting services, ecommerce software, website development, internet marketing services and broadband Internet services. These Cloud based services help businesses build internet strategies to market and sell their products, accept online orders, analyze marketing performance and manage pricing and customers over the Internet. In addition to software, training and Cloud based telecom and website hosting services, Crexendo offers site development, search engine optimization (SEO), link building and training. Crexendo, Crexendo Business Solutions, Crexendo Network Services are trademarks of Crexendo, Inc.

Safe Harbor Statement

This press release contains forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "will" and other similar statements of expectation identify forward-looking statements. Specific forward-looking statements in this press release include information about Crexendo (i)  being very excited about these additions to its senior management team; (ii) being  very favorably impressed with Doug Gaylor’s  business acumen, sales management skills and understanding of and ability to meet the needs of Crexendo customers; appreciating Mr. Gaylor’s thoughtfulness,  drive and his abilities; (iii) Gaylor having both the respect and support of the Crexendo management team,  sales team and  entire organization; (iv) Mr. Vincent having a wealth of business and auditing experience and fully understanding the Crexendo space; (v) Mr. Vincent being driven, bright and looking forward to positively impacting the Crexendo business; (vi) being excited that Bhagavatula has been willing to assume the position of CTO; (vii) Mr. Bhagavatula having  done a tremendous job building  telecom infrastructure and features; (viii) Mr. Bhagavatula being  bright, energetic and laser focused on finding solutions while doing a tremendous job continuing to build Crexendo’s world class engineering team and improving Crexendo products and services; (ix) having these additions to the team round out the team that will take Crexendo to the next level; (x) management team being infused with  energy and experience and working tirelessly to improve Crexendo and provide its customers with world class telecom and web services; (xi) and the Crexendo team having a single minded goal to make Crexendo the best company in its field and to increase shareholder value; (xii) Mr. Gaylor knowing what Mr. Mihaylo expects for this company and its shareholders and his ability to work with  the management team to provide results which will produce pride and (xiii)  creating a strong recurring revenue model and provide substantial value to its shareholders.

For a more detailed discussion of risk factors that may affect Crexendo's operations and results, please refer to the company's Form 10-K for the period ended December 31, 2011 and the Form 10Q for the period ended March 31, 2012. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law.